UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2011

Item 1: Report to Shareholders

Tax-Efficient Equity Fund	August 31, 2011

The views and opinions in this report were current as of August 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. equities fell for the six-month period ended August 31, 2011, as healthy corporate earnings were not enough to overcome growing investor concerns about the pace of economic recovery and debt troubles in the U.S. and Europe. Markets swooned in late July and August as skittish investors became increasingly risk averse, the extreme nature of which perhaps was captured best by the drop in Treasury yields even after an unprecedented downgrade of U.S. government debt. The Tax-Efficient Equity Fund declined in this volatile environment but outpaced the Lipper Multi-Cap Growth Funds Index of similarly managed funds. The fund trailed the Russell 3000 Growth Index for the period.

As shown in the Performance Comparison table, your fund returned -6.47% for the six-month period ended August 31, 2011. The fund’s consumer staples holdings posted strong gains as investors shifted to perceived safety. Because we do not believe current market and economic fundamentals warrant extreme risk aversion, our 4% underweight position in this traditionally defensive sector accounted for much of the fund’s underperformance versus the Russell 3000 Growth Index. It is important to note that our consumer staples exposure is still approximately 2.5% higher than the average of similarly managed mutual funds. The fund’s outperformance versus its Lipper benchmark was due to strong stock selection.

There are several reasons why we think the current environment favors our fund’s investment approach, particularly in comparison to fixed income investments. First, risk-averse investors are accepting extraordinarily low yields on higher-quality short- and long-term bonds in return for their perceived safe-haven status. As a result, equities of robust companies with leading and sustainable market positions—stocks that are squarely in the sweet spot of our fund’s investment approach—potentially offer more attractive risk-adjusted returns for long-term investors. Third, companies with healthy balance sheets and good cash flow frequently have the financial means and the flexibility to increase their dividends over time versus the fixed yields of bonds. We believe this will become increasingly important over time as rising inflation eats into real investment returns.

MARKET ENVIRONMENT

As measured by various Russell indices, all market capitalization ranges fell over the past six months. Large-caps posted the smallest decline, followed by mid-caps and small-caps, respectively. Growth stocks outpaced value shares across all market capitalizations for the reporting period, as well as for the 12-month and five-year periods. Economically sensitive sectors such as financials, industrials and business services, and energy fell sharply as skittish investors shed their riskier investments. Materials, information technology, and consumer discretionary shares fell to a lesser extent. Telecommunication services stocks were essentially flat. The extreme risk aversion benefited the less cyclical sectors, and utilities, consumer staples, and health care—the market’s traditional “safe havens”—recorded decent gains.

PORTFOLIO CHARACTERISTICS

The Tax-Efficient Equity Fund seeks to buy and hold attractively valued, high-quality growth companies with good business models, strong management, and favorable long-term prospects. Our goal is to build a portfolio that keeps pace with the broader market when stocks are rising and outperforms during more challenging periods. Through a full market cycle, we seek to generate competitive pretax performance and outperform on an after-tax basis.

• Tax Efficiency: The fund’s tax-efficiency ratio is calculated by dividing the fund’s after-tax return by its pretax return. Our tax-efficiency ratio indicates that the fund has made no capital gain distributions since its inception on December 29, 2000, and we do not expect to make a distribution this year, either. Given the fund’s high tax efficiency, its performance versus its benchmarks and tax-blind portfolios looks better on an after-tax basis than on a pretax basis. Considering the near certainty of higher tax rates in the future, we believe strategies that recognize significant short- and long-term gains will be increasingly disadvantageous for taxable investors.

• Tax Loss Carryforward: The fund’s tax capital loss carryforward (as a percentage of net assets) accumulated through the end of our fiscal year allows us to use losses in the future to offset capital gains that the fund may realize so they are not passed to shareholders.

• Return on Equity: The fund’s 12-month return on equity (ROE) at the end of our reporting period was 20.6%. A high, sustainable ROE indicates how well a company uses investment dollars to generate earnings growth and is one of the most important characteristics we consider when researching potential investments and reviewing current holdings.

• Earnings Growth: The earnings of the companies in our portfolio are expected to grow faster than that of the Russell 3000 Growth Index. The fund’s projected long-term earnings growth rate of 14.2% exceeds the 13.1% index rate, while our historical earnings growth rate over the last five years was 11.0% versus 9.5% for the index.

• Market Capitalization: The fund’s investment-weighted median market capitalization is $14.0 billion versus $31.4 billion for the index, reflecting our greater exposure to mid-cap companies and broad diversification. At the end of our reporting period, the fund held shares in approximately 283 companies. (Diversification cannot assure a profit or protect against loss in a declining market.)

PERFORMANCE REVIEW

Consumer staples was the fund’s best-performing sector in absolute terms. Stocks in this traditionally defensive sector did well as investors became more risk averse due to concerns about the strength of the economic recovery. As we said previously, an underweight position versus the Russell index detracted from relative returns. Despite this, we are maintaining our underweight because we believe consumer staples shares are fairly valued, and we are finding more attractive risk/reward opportunities elsewhere. The bulk of our staples holdings are makers of food and beverage products with strong brands, such as Hershey Foods. Hershey generated good gains as the company continued to control costs and grow revenues. Whole Foods Market also posted respectable gains. The upscale supermarket chain has not experienced any weakness in consumer spending, and management is confident that the company can increase its market share as Americans continue to shift toward healthier eating habits. Global cosmetics company Avon weighed on returns amid weakness in its North American operations and disappointing results in important growth markets like Brazil. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our consumer discretionary holdings posted modest absolute gains, and performance versus the benchmark was boosted by positive stock selection and an overweight allocation. The sector includes a broad assortment of businesses, including retailers, media companies, homebuilders, hotels, and restaurants, that frequently feature good business models, excellent cash flow, and other favorable attributes. Internet retailing giant Amazon.com gained as its Kindle electronic book reader is helping to drive solid growth and the company continues to invest heavily in new businesses. Value-oriented retailers Dollar Tree and Dollar General were also among our better performers, as were specialty retailers such as Bed Bath & Beyond and O’Reilly Automotive. Chipotle Mexican Grill did well, as its efficient operations continued to generate high returns, allowing the company to open new locations and fund development of new products. McGraw-Hill, a global information services provider and publisher, benefited from strong cash flows and shareholder activism aimed at splitting the company into separate segments. Royal Caribbean Cruises and global hotelier Marriott struggled as high oil prices and economic uncertainty weighed on business and leisure travel.

Financials, which accounts for approximately 5% of our portfolio, was the fund’s weakest sector over the last six months as investors became increasingly concerned about domestic economic strength and growing European debt problems. Stock selection and a slight overweight versus the Russell index detracted from relative performance, but financials remains one of our smaller sector allocations. Every industry in the sector lost ground, with marked weakness among capital markets firms such as Lazard, TD Ameritrade, and Invesco. Insurance holdings Arch Capital Group and W.R. Berkley were bright spots in the sector. We continue to favor insurance underwriters and insurance brokers because we expect an improving pricing environment in the years ahead.

After soaring in the later months of 2010 and early 2011, energy stocks tumbled as expectations for economic growth were scaled back across the globe. Our holdings performed roughly in line with the benchmark index. As our longer-term investors know, our energy investments are not a play on oil price fluctuations. In fact, we make no attempt to forecast the direction of commodity prices or adjust the portfolio in response to short-term pricing trends. We seek differentiated service companies and those that are adept at finding underlying resources. In addition, we attempt to diversify our production-oriented holdings geographically to reduce risks. Arch Coal was a major detractor, although we believe that the company will benefit over time from export markets for coal. Two of our best-performing holdings in the sector were Core Laboratories, a Netherlands-based provider of various services to energy companies worldwide, and Range Resources, an independent natural gas company with operations primarily in the Appalachian region.

Our industrials and business services holdings lost ground in the last six months, but positive stock selection helped results versus the Russell benchmark. We are currently overweight the sector, as there are a number of high-quality companies with attractive valuations. We tend to favor industrials with greater earnings stability. W.W. Grainger and Fastenal were among our better performers. Grainger, a leading provider of industrial maintenance, repair, and operating services and supplies, reported better-than-expected second-quarter revenues. The company should continue to grow revenues, helped by expansion into new markets and product lines. Fastenal reported solid revenue and earnings growth and should benefit as a cyclical recovery in the company’s core markets will be supplemented by growth initiatives in vending and international over the next three to five years. Electrical equipment makers, including Cooper Industries, fell sharply over the last two months of the period as investors fled the market’s economically sensitive industries. Rockwell Automation, General Cable, and Babcock & Wilcox also declined.

Information technology weighed on the fund’s absolute performance, and stock selection hurt results relative to the index. We believe the sector has a number of businesses with attractive long-term growth potential, and it continues to be our largest sector allocation. Apple was among the fund’s stronger performers and remained our largest single position. Sales of the iPad tablet device were better than expected. The iPad joins the iPod, iPhone, and other devices in a long list of consumer hits for Apple that should help drive strong growth for some time. Baidu, the dominant player in China’s Internet search market, and Chinese software and services company Sina were two of the fund’s best absolute performers. Baidu continues to benefit from Google’s exit from the Chinese search market, and has assumed a quasi-monopoly position in the world’s fastest-growing market. Shares of Sina performed well with the increased secular use of the Internet in China. These bright spots were not enough to overcome weakness in other holdings, particularly in the software and semiconductor industries. Shares of Autodesk, a leading provider of computer-aided design (CAD) software, struggled as investors focused on the weakening economy. However, we believe the stock is significantly undervalued given the company’s durable growth model and its market-leading position in CAD software. After strong performance earlier in the year, shares of Juniper Networks declined as investors became increasingly concerned about weakness in the firm’s enterprise business and the broader economic outlook. We still have a high conviction in Juniper due to the company’s innovative technology and strong management team, as well as attractive secular growth trends. Although Google generated good revenues, the search engine giant was among our weakest performers over the past six months amid investor concerns about the company’s aggressive spending.

OUTLOOK

Although investors are understandably concerned about the pace of economic growth, we believe that current fundamentals do not warrant extreme risk aversion. The U.S. economy should continue to grow slowly. The domestic banking sector, which was at the epicenter of the last downturn, has recapitalized; consumers have reduced their debt significantly; and profits for many corporations are at or near historic highs. We believe the extreme market reaction to recent events offers an excellent opportunity for long-term investors to add exposure to high-quality equities selling at attractive valuations.

The current environment appears favorable for our investment management approach, characterized by a disciplined focus on world-class companies with market-leading positions. We are dedicated to fundamental research and maintain a long-term investment horizon. In addition, we are sensitive to valuations and seek companies with good risk/reward characteristics. We believe these hallmarks of our investment approach will continue to serve fund investors well in the years ahead.

As always, thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Chairman of the fund’s Investment Advisory Committee

September 20, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the funds may prove incorrect, resulting in losses or poor performance even in a rising market.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company. Small stocks companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

GLOSSARY

Earnings growth rate: Measures the annualized percent change in earnings per share for a given time period.

Historical growth 5 years (least squares): Least squares growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Investment-weighted median market capitalization: The investment-weighted midpoint market capitalization (shares outstanding x current price) representing a typical security in a portfolio. An investment-weighted median represents the breakpoint where 50% of the values are above and 50% of the values are below based on portfolio weight.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc .

Market capitalization: The total value of a company’s publicly traded shares.

Price-to-earnings (P/E) ratio - 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity (i.e., the company’s book value), ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments. Excluding charges refers to the earnings figure used in the calculation. It represents earnings before extraordinary items and discontinued operations.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index: An index that tracks the performance of 2,000 small-cap U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index: An index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 8/31/11
Apple	4.2%
Google	2.1
IBM	2.1
Amazon.com	1.6
Philip Morris International	1.5
Coca-Cola	1.5
McDonald's	1.3
Schlumberger	1.2
Qualcomm	1.1
Baidu	0.9
FMC Technologies	0.9
Range Resources	0.9
AmerisourceBergen	0.9
Union Pacific	0.9
Accenture	0.8
Priceline.com	0.8
Chevron	0.8
McKesson	0.8
PepsiCo	0.8
Cummins	0.8
Joy Global	0.8
BlackRock	0.8
Boeing	0.8
ExxonMobil	0.7
Wynn Resorts	0.7
Total	29.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 8/31/11

Best Contributors		Worst Contributors	
Apple	5¢	Juniper Networks	-5¢
Amazon.com	4	Google	-5
McDonald's	3	Schlumberger	-3
Philip Morris International	2	Western Union	-3
IBM	2	Starwood Hotels & Resorts Worldwide	-3
Sina	2	Marriott	-3
Wynn Resorts	2	NVIDIA	-3
Coca-Cola	2	Autodesk	-2
Range Resources	2	CarMax	-2
Baidu	2	Qualcomm	-2
Total	26¢	Total	-31¢

12 Months Ended 8/31/11

Best Contributors		Worst Contributors	
Apple	19¢	Skyworks Solutions*	-2¢
IBM	11	Dendreon**	-1
Amazon.com	9	Cimarex Energy*	-1
Schlumberger	6	Starwood Hotels & Resorts Worldwide	-1
Wynn Resorts	6	Juniper Networks	-1
Philip Morris International	6	Human Genome Sciences	-1
Qualcomm	5	First Solar	-1
Priceline.com	5	Avon	-1
Coca-Cola	5	Akamai Technologies**	-1
Tiffany	4	Cisco Systems**	-1
Total	76¢	Total	-11¢

*Position added.

**Position eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 6/30/11	1 Year	5 Years	10 Years
Tax-Efficient Equity Fund	38.38%	4.87%	4.08%
After Taxes on Distributions	38.34	4.86	4.07
After Taxes on Distributions and Sale of Fund Shares	24.98	4.19	3.55

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of the fund's 1% redemption fee on shares held for less than 365 days; if it did, the performance would be lower.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal periods. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions.

The returns presented in this table reflect the return before taxes; the return after taxes on dividends and capital gain distributions; and the return after taxes on dividends, capital gain distributions, and gains (or losses) from the redemption of shares held for 1-, 5-, and 10-year or since-inception periods, as applicable. After-tax returns reflect the highest federal income tax rates but exclude state and local taxes. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gain effective in 2003. During periods when the fund incurs a loss, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

An investor's actual after-tax return will likely differ from those shown and depend on his or her tax situation. The fund's past returns (before and after taxes) do not necessarily indicate future performance. When assessing performance, investors should consider both short- and long-term returns.

Expense Ratio

Tax-Efficient Equity Fund	*1.22%*

The expense ratio shown is as of the fund's fiscal year ended 2/28/11. This number may vary from the expense ratios shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 8/31/11‡	Year Ended 2/28/11‡	2/28/10‡	2/28/09‡	2/29/08‡	2/28/07‡
NET ASSET VALUE						
Beginning of period	$ 14.23	$ 11.07	$ 7.01	$ 12.53	$ 12.52	$ 11.81
Investment activities						
Net investment income (loss)	0.01	0.01	0.01[1]	(0.03)[1]	(0.05)[1]	(0.06)[1]
Net realized and unrealized gain (loss)	(0.93)	3.17	4.05	(5.49)	0.06[2]	0.77
Total from investment activities	(0.92)	3.18	4.06	(5.52)	0.01	0.71
Distributions						
Net investment income	–	(0.02)	–	–	–	–
NET ASSET VALUE						
End of period	**$ 13.31**	**$ 14.23**	**$ 11.07**	**$ 7.01**	**$ 12.53**	**$ 12.52**

Ratios/Supplemental Data

Total return[3]	**(6.47)%**	**28.75%**	**57.92%[1]**	**(44.05)%[1]**	**0.08%[1]**	**6.01%[1]**
Ratio of total expenses to average net assets	1.03%[4]	1.22%	1.25%[1]	1.25%[1]	1.25%[1]	1.25%[1]
Ratio of net investment income (loss) to average net assets	0.15%[4]	0.10%	0.10%[1]	(0.29)%[1]	(0.38)%[1]	(0.52)%[1]
Portfolio turnover rate	11.8%	38.7%	67.6%	35.5%	21.3%	16.7%
Net assets, end of period (in thousands)	$ 83,359	$ 89,862	$ 72,108	$ 22,309	$ 39,992	$ 37,146

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 6/30/12.

(2) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.3%		
CONSUMER DISCRETIONARY 17.2%		
Auto Components 0.2%		
Gentex	3,400	88
TRW (1)	2,500	104
		192
Diversified Consumer Services 0.3%		
New Oriental Education & Technology, ADR (1)	3,200	98
Sotheby's	4,500	167
		265
Hotels, Restaurants & Leisure 5.8%		
Carnival	11,600	383
Chipotle Mexican Grill (1)	400	125
Choice Hotels International	1,600	50
Ctrip.com International, ADR (1)	7,100	296
Dunkin Brands (1)(2)	400	11
Hyatt Hotels, Class A (1)	1,400	50
International Game Technology	7,900	121
Marriott, Class A	16,707	489
McDonald's	12,100	1,095
Panera Bread, Class A (1)	700	81
Royal Caribbean Cruises	5,300	138
Starbucks	10,100	390
Starwood Hotels & Resorts Worldwide	11,000	490
Tim Hortons	2,600	124
WMS Industries (1)	800	17
Wynn Resorts	4,000	619
Yum! Brands	6,300	342
		4,821
Household Durables 0.0%		
Toll Brothers (1)	2,000	34
		34

Internet & Catalog Retail 3.1%		
Amazon.com (1)	6,200	1,335
Liberty Media Interactive, Class A (1)	32,100	508
priceline.com (1)	1,300	698
		2,541
Leisure Equipment & Products 0.2%		
Mattel	5,200	140
		140
Media 1.8%		
AMC Networks, Class A (1)	300	11
Cablevision, Class A	1,200	22
Central European Media Enterprises (1)(2)	900	12
CTC Media	2,300	36
Discovery Communications, Class C (1)	4,400	174
Interpublic Group	372	3
Liberty Media Starz, Class A (1)	600	41
Madison Square Garden, Class A (1)	2,250	54
McGraw-Hill	9,700	408
Omnicom	8,400	341
Pandora Media (1)(2)	2,900	38
Walt Disney	10,000	341
		1,481
Multiline Retail 1.2%		
Big Lots (1)	1,000	34
Dollar General (1)	9,100	333
Dollar Tree (1)	5,900	422
Kohl's	5,400	250
		1,039
Specialty Retail 3.5%		
AutoZone (1)	300	92
Bed Bath & Beyond (1)	6,700	381

ENERGY 10.8%

Energy Equipment & Services 4.7%

Baker Hughes	4,300	263
Cameron International (1)	9,300	483
Core Laboratories	4,600	513
Diamond Offshore Drilling	1,200	77
Dresser-Rand Group (1)	1,400	60
Dril-Quip (1)	500	32
FMC Technologies (1)	17,400	774
Nabors Industries (1)	3,600	66
National Oilwell Varco	7,500	496
Oceaneering International	3,100	132
Schlumberger	12,900	1,008
		3,904

Oil, Gas & Consumable Fuels 6.1%

Arch Coal	3,500	71
Chevron	6,900	683
Cimarex Energy	2,100	149
Concho Resources (1)	5,300	461
Continental Resources (1)	5,100	285
EQT	2,000	120
ExxonMobil	8,400	622
Forest Oil (1)	2,000	39
Murphy Oil	1,700	91
Newfield Exploration (1)	3,000	153
Nexen	2,300	49
Occidental Petroleum	6,700	581
Peabody Energy	8,900	434
Petroleo Brasileiro, ADR	4,700	125
QEP Resources	2,100	74
Quicksilver Resources (1)	3,600	34
Range Resources	11,900	771

SM Energy	1,200	92
Southwestern Energy (1)	5,700	216
Ultra Petroleum (1)	2,000	67
		5,117
Total Energy		9,021

FINANCIALS 5.0%

Capital Markets 1.9%

BlackRock	3,900	642
Charles Schwab	10,800	133
Franklin Resources	2,700	324
Invesco	1,700	31
Lazard, Partnership	3,800	111
Northern Trust	2,100	81
State Street	4,300	153
TD Ameritrade Holding	3,300	51
Waddell & Reed Financial, Class A	1,000	31
		1,557

Commercial Banks 0.1%

City National	600	27
First Horizon National	1,527	11
SVB Financial Group (1)	700	32
TCF Financial	900	9
Zions Bancorporation	1,500	26
		105

Consumer Finance 0.1%

Green Dot, Class A (1)(2)	600	20
SLM Corporation	2,500	34
		54

Diversified Financial Services 2.1%

CBOE Holdings	3,100	78

CME Group	1,662	444
IntercontinentalExchange (1)	4,900	578
JPMorgan Chase	4,500	169
Moody's	10,300	317
MSCI, Class A (1)	2,600	90
NYSE Euronext	2,000	55
		1,731
Insurance 0.6%		
Arch Capital Group (1)	7,500	253
Axis Capital Holdings	400	11
Brown & Brown	2,800	59
HCC Insurance Holdings	1,500	44
Principal Financial Group	1,400	35
RenaissanceRe Holdings	500	33
W. R. Berkley	1,000	31
Willis Group Holdings	1,100	43
		509
Real Estate Management & Development 0.2%		
Forest City Enterprises, Class A (1)	3,600	48
Jones Lang LaSalle	1,400	94
		142
Thrifts & Mortgage Finance 0.0%		
BankUnited	1,100	26
		26
Total Financials		4,124
HEALTH CARE 9.7%		
Biotechnology 1.6%		
Alexion Pharmaceuticals (1)	2,800	162
Amgen	3,200	177
BioMarin Pharmaceutical (1)	2,000	59

Celgene (1)	3,500	208
Human Genome Sciences (1)	5,400	70
Incyte (1)	6,300	101
Myriad Genetics (1)	1,900	38
Regeneron Pharmaceuticals (1)	7,200	425
Vertex Pharmaceuticals (1)	2,400	109
		1,349
Health Care Equipment & Supplies 1.7%		
Baxter International	5,500	308
Becton: Dickinson & Company	2,800	228
C. R. Bard	3,400	324
Dentsply International	1,900	67
Edwards Lifesciences (1)	700	53
IDEXX Laboratories (1)	1,200	96
Intuitive Surgical (1)	700	267
ResMed (1)	800	25
Thoratec (1)	1,100	37
Varian Medical Systems (1)	800	45
		1,450
Health Care Providers & Services 4.0%		
AMERIGROUP (1)	1,400	69
AmerisourceBergen	19,200	760
Catalyst Health Solutions (1)	1,600	86
CIGNA	800	38
DaVita (1)	1,400	103
Express Scripts (1)	7,300	343
Henry Schein (1)	1,200	79
Humana	700	54
Laboratory Corporation of America (1)	1,500	125
McKesson	8,400	672
Medco (1)	3,700	200
MEDNAX (1)	900	59

Patterson Companies	1,000	29
Quest Diagnostics	2,100	105
UnitedHealth Group	6,700	318
Universal Health Services	1,000	42
WellPoint	4,200	266
		3,348
Health Care Technology 0.8%		
Allscripts Healthcare Solutions (1)	5,200	94
Cerner (1)	6,200	409
SXC Health Solutions (1)	2,200	120
		623
Life Sciences Tools & Services 0.8%		
Bruker (1)	3,200	45
Charles River Laboratories International (1)	600	20
Covance (1)	500	25
Illumina (1)	4,200	219
Life Technologies (1)	4,400	185
Mettler-Toledo International (1)	500	79
Techne	400	29
Waters (1)	1,200	96
		698
Pharmaceuticals 0.8%		
Shire, ADR	2,400	233
Teva Pharmaceutical, ADR	3,400	140
Valeant Pharmaceuticals International	6,000	270
		643
Total Health Care		8,111
INDUSTRIALS & BUSINESS SERVICES 14.1%		
Aerospace & Defense 2.3%		
Boeing	9,500	635

Embraer, ADR	8,100	206
Goodrich	3,200	285
Precision Castparts	3,500	574
Rockwell Collins	3,300	167
Transdigm Group (1)	600	55
		1,922
Air Freight & Logistics 1.2%		
C.H. Robinson Worldwide	7,100	501
Expeditors International of Washington	10,800	491
		992
Airlines 0.2%		
Copa Holdings, Class A	1,100	76
SkyWest	800	10
Southwest Airlines	5,700	49
		135
Commercial Services & Supplies 1.0%		
Clean Harbors (1)	1,000	54
Copart (1)	900	39
Republic Services	7,900	240
Ritchie Bros. Auctioneers (2)	8,400	193
Stericycle (1)	2,900	254
Waste Connections	1,450	50
		830
Construction & Engineering 0.5%		
Fluor	6,400	389
Quanta Services (1)	200	4
		393
Electrical Equipment 1.7%		
AMETEK	2,325	91
Babcock & Wilcox (1)	4,400	101

Cooper Industries	8,200	389
Emerson Electric	10,600	493
General Cable (1)	1,600	48
Hubbell, Class B	1,100	65
II-VI (1)	2,000	40
Rockwell Automation	600	38
Roper Industries	1,700	131
		1,396
Industrial Conglomerates 0.4%		
3M	2,200	183
McDermott International (1)	9,900	142
		325
Machinery 3.0%		
Clarcor	1,000	47
Cummins	7,100	660
Donaldson	1,200	71
Flowserve	2,100	198
Graco	1,500	59
IDEX	925	34
Illinois Tool Works	5,000	233
Joy Global	7,900	659
PACCAR	5,400	203
Pall	1,900	97
Terex (1)	1,500	24
Valmont Industries	1,200	111
WABCO Holdings (1)	1,600	75
Wabtec	1,200	73
		2,544
Professional Services 0.5%		
Dun & Bradstreet	300	20
Equifax	900	29
ManpowerGroup	2,800	113

Robert Half International	7,700	184
Verisk Analytics, Class A (1)	1,400	49
		395

Road & Rail 2.2%

CSX	20,400	447
Hertz Global Holdings (1)	5,000	56
Kansas City Southern Industries (1)	9,300	504
Landstar System	1,900	77
Union Pacific	8,200	756
		1,840

Trading Companies & Distributors 1.1%

Air Lease (1)	1,700	39
Fastenal	11,200	375
W. W. Grainger	3,500	539
		953

Total Industrials & Business Services		11,725

INFORMATION TECHNOLOGY 27.4%

Communications Equipment 1.9%

Aruba Networks (1)	4,100	87
Ciena (1)	2,000	25
F5 Networks (1)	600	49
JDS Uniphase (1)	4,000	52
Juniper Networks (1)	18,300	383
Qualcomm	18,400	947
Riverbed Technology (1)	1,600	40
		1,583

Computers & Peripherals 5.2%

Apple (1)	9,000	3,463
EMC (1)	24,700	558
NetApp (1)	9,000	339

QLogic (1)	1,300	18
		4,378
Electronic Equipment, Instruments & Components 0.9%		
Amphenol, Class A	2,200	103
Dolby Laboratories, Class A (1)	1,300	44
First Solar (1)	2,000	200
Jabil Circuit	3,500	59
National Instruments	1,875	48
Trimble Navigation (1)	8,000	297
		751
Internet Software & Services 4.5%		
Baidu, ADR (1)	5,400	787
Equinix (1)	500	47
Facebook, Class A, Acquisition Date: 8/12/11 Acquisition Cost $142 (1)(3)	4,544	142
Facebook, Class B, Acquisition Date: 3/31-5/19/11 Acquisition Cost $264 (1)(3)	10,566	329
Google, Class A (1)	3,300	1,784
Rackspace Hosting (1)	1,500	55
Sina (1)	5,200	558
VeriSign	1,000	31
Vistaprint (1)	600	18
		3,751
IT Services 5.4%		
Accenture, Class A	13,100	702
Automatic Data Processing	4,100	205
Cognizant Technology Solutions (1)	2,700	171
Genpact (1)	2,000	33
IBM	10,000	1,719
Infosys, ADR	2,700	140
Paychex	2,100	57
Teradata (1)	8,600	450

Visa, Class A	5,600	492
Western Union	32,200	532
		4,501
Office Electronics 0.0%		
Zebra Technologies (1)	1,000	36
		36
Semiconductor & Semiconductor Equipment 4.7%		
Altera	10,700	389
Analog Devices	9,700	320
ARM Holdings, ADR	18,200	502
Atmel (1)	9,400	86
Broadcom, Class A	13,700	488
Intersil Holding, Class A	3,200	36
Lam Research (1)	1,500	56
Linear Technology	12,100	346
Marvell Technology Group (1)	18,000	237
Maxim Integrated Products	1,600	37
Microchip Technology (2)	8,400	276
NVIDIA (1)	17,700	236
ON Semiconductor (1)	5,000	36
Silicon Laboratories (1)	3,100	107
Skyworks Solutions (1)	9,400	194
Texas Instruments	6,000	157
Xilinx	12,900	402
		3,905
Software 4.8%		
Adobe Systems (1)	11,800	298
Ansys (1)	2,000	108
Ariba (1)	2,500	68
Autodesk (1)	11,900	336
BMC Software (1)	2,000	81
Check Point Software Technologies (1)	9,700	528

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements

Unaudited

The accompanying notes are an integral part of these financial statements

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 2000. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption fees A 1% fee is assessed on redemptions of fund shares held for less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. Subject to oversight by the fund’s Board of Directors, the Valuation Committee develops pricing-related policies and procedures and approves all fair valuation determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private equity instruments, the Valuation Committee considers a variety of factors including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair value determinations made for portfolio holdings involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on August 31, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended August 31, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at August 31, 2011, totaled $65,000 for the six months ended August 31, 2011.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On August 31, 2011, the value of loaned securities was $622,000 and cash collateral investments totaled $637,000.

American and Global Depository Receipts The fund may invest in American Depository Receipts (ADRs) and/or Global Depository Receipts (GDRs), certificates issued by U.S. and international banks that represent ownership of foreign securities held by the issuing bank. ADRs and GDRs are transferable, trade on established markets, and entitle the holder to all dividends and capital gains paid by the underlying foreign security. Issuing banks generally charge a security administration fee. Such fees are included in custody and accounting expense in the accompanying Statement of Operations.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $10,478,000 and $11,031,000, respectively, for the six months ended August 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2011, the fund had $1,104,000 of unused capital loss carryforwards, which expire: $1,052,000 in fiscal 2012 and $52,000 in fiscal 2017.

At August 31, 2011, the cost of investments for federal income tax purposes was $69,211,000. Net unrealized gain aggregated $15,213,000 at period-end, of which $17,505,000 related to appreciated investments and $2,292,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2011, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through June 30, 2012. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than June 30, 2014. At August 31, 2011, there were no amounts subject to repayment by the fund. For the six months ended August 31, 2011, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended August 31, 2011, expenses incurred pursuant to these service agreements were $47,000 for Price Associates; $34,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St N.W. Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale in terms of portfolio asset size to produce meaningful profit margin percentages. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two component—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including any previously waived fees that were reimbursed by the fund to the Advisor) was above the median for certain groups of comparable funds but at the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 14, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 14, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 14, 2011